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                          SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 20, 1998
                                                 -------------------------------


                        COMPOST AMERICA HOLDING COMPANY, INC.
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                (Exact name of registrant as specified in its charter)


New Jersey                     0-27832                    22-2603175
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(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)               Identification No.)
incorporation)


  320 Grand Avenue   Englewood, New Jersey                 07631
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  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (201) 541-9393
                                                   -----------------------------

                                         N/A
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            (Former name or former address, if changed since last report.)










PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        40 West 57th Street
                                        33rd Floor
                                        New York, New York 10019


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company's financial statements for its fiscal years ended April 30, 1996 and April 30, 1997 were prepared by Zeller Weiss & Kahn, LLP, Certified Public Accountants.

(i) On July 20, 1998 Zeller Weiss & Kahn, LLP resigned as the Company's accountants.

(ii) The report of Zeller Weiss & Kahn, LLP, CPAs on the Company's financial statements for the fiscal years ended April 30, 1996 and April 30, 1997 contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or auditing principles.

(iii) The decision by the Company to change accountants was approved by the Company's audit committee of the board of directors and by the board of directors itself.

(iv)(A) There were no disagreements between the Company and Zeller Weiss & Kahn, LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Zeller Weiss & Kahn, LLP, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

(iv)(B) Zeller Weiss & Kahn, LLP has not advised the Company that:

     (1) internal controls necessary to develop reliable financials statements did not exist; or

     (2) information has come to their attention which made them unwilling to rely upon management's representations, or made them unwilling to be associated with the financial statements prepared by management; or

     (3) the scope of the audit should be expanded significantly, or information has come to their attention that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended April 30, 1998.

On July 20, 1998 the Company engaged Arthur Andersen LLP as their accountants to render its report on the Company's financial statements for the fiscal year ended April 30, 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) -  none

(c) Exhibits   16.1 -    Letter Reporting Change in Certifying Accountant from
                         Zeller Weiss & Kahn, LLP


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                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 22, 1998


                                   COMPOST AMERICA HOLDING COMPANY, INC.
                                   (Registrant)



                                   By /s/ Roger E. Tuttle
                                     --------------------------------
                                     Roger E. Tuttle, President
                                     (Principal Executive Officer)